UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

Appointment of Brian Sharples as Member of the Board of Directors

On March 29, 2020, the Board of Directors (the “Board”) of Avalara, Inc. (the “Company”), appointed Brian Sharples, effective April 1, 2020, to serve as a Class II director until the Company’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”) or until his successor is duly elected and qualified. Mr. Sharples was also appointed to serve as a member of the Board’s Compensation and Leadership Development Committee and Nominating and Corporate Governance Committee, effective April 1, 2020.

Mr. Sharples’ compensation as a director will be consistent with that provided to all of the Company’s non-employee directors, the terms of which are described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2019. There is no arrangement or understanding between Mr. Sharples and any other person pursuant to which Mr. Sharples was appointed as a director and Mr. Sharples is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Justin Sadrian to Not Stand for Reelection as Member of the Board

On March 27, 2020, Justin Sadrian informed the Board that he will not stand for reelection as a Class II director at the 2020 Annual Meeting. Mr. Sadrian will continue to serve on the Board until the date of the 2020 Annual Meeting. There were no disagreements between the Company and Mr. Sadrian that led to his decision to resign.

A copy of the Company’s press release announcing Mr. Sharples’ appointment and Mr. Sadrian’s planned departure is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Avalara, Inc. on March 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALARA, INC.

Date: March 31, 2020	By:	/s/ Alesia L. Pinney
Alesia L. Pinney Executive Vice President, General Counsel, and Secretary